RULE 497 (E)
                                                033-61122, 033-02460, 033-74092,
                                               333-40309, 333-124048, 333-53836,
                                                           333-90737, 333-112217

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY


                   JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                   JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                   JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                   JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                   JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                   JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I
                   JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT J

                         SUPPLEMENT DATED MARCH 2, 2007
                                       TO
                          PROSPECTUS DATED MAY 1, 2006


        Effective April 27, 2007 the subaccount investing in the Dreyfus Disciplined Stock Portfolio is no longer being offered for sale. Contract owners currently invested in the Dreyfus Disciplined Stock Portfolio will be permitted to purchase additional shares through April 26, 2007. Jefferson National Life Insurance Company ("Jefferson National") has learned that the Board of Trustees of the Dreyfus Variable Investment Fund intends to liquidate the Dreyfus Disciplined Stock Portfolio on or about April 30, 2007.

        In addition, the Dreyfus Disciplined Stock Portfolio will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic rebalancing, or systematic withdrawals. On April 27, 2007 we will reassign the percentages previously assigned to these Portfolios to the PIMCO VIT Money Market Portfolio. If you want us to treat your allocations differently, please call the Administrative Office at 866-667-0561.

        On or about April 30, 2007 (the "Substitution Date"), Jefferson National will purchase shares of the PIMCO VIT Money Market Portfolio ("PIMCO Money Market Portfolio") with the proceeds it receives from the liquidation of the Dreyfus Disciplined Stock Portfolio.

        The investment objective and policies of the PIMCO Money Market Portfolio are summarized below. Contract owners and prospective purchasers should carefully read the portfolio's prospectus.
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               The PIMCO VIT Money Market Portfolio seeks
               maximum current income, consistent with
               preservation of capital and daily liquidity.
               The PIMCO VIT Money Market Portfolio invests at least 95% of assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

        If you have not transferred out of the Dreyfus Disciplined Stock Portfolio by the Substitution Date, Jefferson National will automatically invest any monies Jefferson National receives upon the liquidation of the Dreyfus Disciplined Stock Portfolio into the subaccount investing in the PIMCO Money Market Portfolio.

        After the Substitution Date, if you have not voluntarily transferred out of the Dreyfus Disciplined Stock Portfolio, you will be sent a written confirmation statement and notice informing you that the substitution into the PIMCO Money Market Portfolio has been carried out. You are not required to transfer monies out of the PIMCO Money Market Portfolio.

        Between the date hereof and the Substitution Date, the language in the Jefferson National prospectus related to "Short-Term Trading Risk" is amended to eliminate the restriction that blocks trades that are the second transaction in a purchase and sale or sale and purchase in less than (60) days in the Dreyfus Disciplined Stock Portfolio. Regardless, Jefferson National does not accommodate market timing activities.

PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2006 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.